As filed with the Securities and Exchange Commission on April 30, 2004

Registration Nos. 2-95501

811-04209

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 25

AND

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 25

MONY Series Fund, Inc.

(Exact Name of Registrant as specified in Charter)

1740 Broadway, New York, New York 10019

(Address of principal executive offices)

Registrant’s Telephone Number: (212) 708-2000

Catherine R. McClellan, Esq. Secretary
MONY Series Fund, Inc.
1740 Broadway
New York, New York 10019
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2004 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities:    Shares of Common Stock

MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

Equity Income Portfolio

Equity Growth Portfolio

Intermediate Term Bond Portfolio

Long Term Bond Portfolio

Government Securities Portfolio

Money Market Portfolio

Diversified Portfolio

Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”) as funding vehicles for certain variable annuity and variable life insurance contracts (the “Contracts”) issued by MONY and MONY America, and are not offered directly to the public.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Fund’s investment adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.

i

The Fund

This Prospectus describes the seven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment policies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio’s investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund’s board of directors (the “Board”) without shareholder approval. For Portfolios whose investment strategies require that 80% be invested in certain designated investments, shareholders will be notified 60 days in advance of a change in the investment strategy.

General Discussion of Risks

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

Equity Securities.    In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate causing a decline in the security’s value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

Income-Bearing Securities.    In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

Investment Objective—The Portfolio’s particular investment goals.

Investment Strategies—The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.

Risk Factors—The major risk factors associated with the Portfolio.

Investment Adviser Fees—The investment adviser fee charged for services performed for each Portfolio.

Performance Bar Chart and Table—Provides information on returns over a period of time.

Portfolio Management—The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio’s day-to-day management.

Financial Highlights—A table showing the Portfolio’s financial performance for five years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio’s historical risk level to those of other funds.

Equity Income Portfolio

Investment Objective    The investment objective is capital appreciation combined with a high level of current income. The investment objective may only be changed with shareholder approval.

Investment Strategies    This is a stock Portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor’s (“S&P”) 500 Index average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for purchase a stock’s yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily, the Portfolio will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the Portfolio’s stocks may be less volatile than the market, during periods of market decline, they will also decline. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Equity Income Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.44% (quarter ending December 31, 2003) and the lowest return for a quarter was -17.84% (quarter ending September 30, 2002).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Equity Income Portfolio (Return Before Taxes)	27.72%	2.03%	10.14%

S & P 500 Index	28.69%	-0.57%	11.06%

Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    Boston Advisors, Inc. manages the Portfolio.

Equity Growth Portfolio

Investment Objective    The investment objective is capital appreciation. The investment objective may only be changed with shareholder approval.

Investment Strategies    This is a stock Portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The Portfolio seeks companies that have a specific advantage (products, patents, sales force, management, etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this Portfolio will have correspondingly larger holdings of over-the-counter stocks. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    In addition to general market risk, because this Portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies, as their investors typically want these companies to demonstrate quarter by quarter increases and such investors may be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Equity Growth Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.27% (quarter ending December 31, 1999) and the lowest return for a quarter was -18.62% (quarter ending September 30, 2002).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Equity Growth Portfolio (Return Before Taxes)	31.63%	0.74%	10.62%

S & P 500 Index	28.69%	-0.57%	11.06%

Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    Boston Advisors, Inc. manages the Portfolio.

Intermediate Term Bond Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio’s benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Credit Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    As with any fixed-income fund, the value of investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond’s price is to a movement in interest rates. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market’s evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Intermediate Term Bond Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Intermediate Term Bond Portfolio (Return Before Taxes)	2.67%	5.68%	5.98%

Lehman Brothers Intermediate Government/Credit Index	4.30%	6.65%	6.63%

Returns of the Lehman Brothers Intermediate Government/Credit Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Long Term Bond Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. The Portfolio’s benchmark goals are to outperform the Lehman Brothers Long Government/Credit Index and other competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    As with any fixed-income fund, the value of the investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices tend move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond’s price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market’s evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Long Term Bond Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Long Term Bond Portfolio (Return Before Taxes)	4.81%	6.30%	7.51%

Lehman Brothers Long Government/Credit Index	5.88%	6.94%	8.03%

Returns of the Lehman Brothers Long Government/Credit Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Government Securities Portfolio

Investment Objective    This Portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in such securities. The Portfolio’s benchmark objectives are to outperform the Lehman Brothers Intermediate U.S. Government Index and other competing funds. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.

Risk Factors    While the Portfolio invests in securities of the highest possible credit quality, the value of those investments can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. Neither the U.S. Government nor its agencies guarantee investments in the Portfolio. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Government Securities Portfolio—Annual Total Returns

During the ten year period shown in the bar chart, the highest return for a quarter was 4.11%

(quarter ending June 30, 1995) and the lowest return for a quarter was -1.85% (quarter ending March 31, 1994).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Government Securities Portfolio (Return Before Taxes)	1.70%	4.99%	5.14%

Lehman Brothers Intermediate U.S. Government Index	2.30%	6.18%	6.32%

Returns of the Lehman Brothers Intermediate U.S. Government Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Money Market Portfolio

Investment Objective    The Portfolio seeks to maximize current income while preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

Investment Strategies    To pursue its investment objective, the Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers’ acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer. Please see Appendix A to this Prospectus for a more in-depth discussion as to the securities in which the Money Market Portfolio may invest.

Risk Factors    As with any money market fund, the Portfolio will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the Portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The Portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing the Portfolio’s average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Money Market Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.18% (quarter ending December 31, 2003).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Money Market Portfolio (Return Before Taxes)	0.89%	3.43%	4.23%

Prime Commercial Rate Paper 30-Day Index	1.10%	3.55%	4.45%

Returns of the Prime Commercial Rate Paper—30-Day Index do not reflect deductions for fees, expenses or taxes.

For the Money Market Portfolio for the seven-day period ended December 31, 2003, the yield was 0.69% and the effective yield was 0.69%.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Diversified Portfolio

Investment Objective    The Diversified Portfolio seeks to maximize income and capital appreciation. The investment objective may only be changed with shareholder approval.

Investment Strategies    The Portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the Portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the Portfolio manager. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors    The value of the investments in the Portfolio will fluctuate with movements in the stock and bond markets depending on the Portfolio mix selected by the manager. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Diversified Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ending December 31, 1999) and the lowest return for a quarter was -14.98% (quarter ending September 30, 2002).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Diversified Portfolio (Return Before Taxes)	29.87%	2.30%	9.73%

S & P 500 Index	28.69%	-0.57%	11.06%

Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.

Portfolio Management    Boston Advisors, Inc. manages the Portfolio.

Fees and Expenses

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

Shareholder Fees (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	N/A

Maximum Deferred Sales Charge	N/A

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	N/A

Redemption Fee	N/A

Exchange Fee	N/A

Annual Portfolio Operating Expenses

(deducted from Portfolio assets)

Portfolio	Management Fees	Other Expenses		Total Annual Portfolio Operating Expenses	Expense Reimbursement		Total Annual Portfolio Operating Expenses (net of reimbursements)

Equity Income Portfolio	0.50%	0.45	%(1)	0.95%	—		0.95%

Equity Growth Portfolio	0.50%	2.99	%(1)	3.49%	2.34	%(2)	1.15%

Intermediate Term Bond Portfolio	0.50%	0.16%		0.66%	—		0.66%

Long Term Bond Portfolio	0.50%	0.16%		0.66%	—		0.66%

Government Securities Portfolio	0.50%	0.16%		0.66%	—		0.66%

Money Market Portfolio	0.40%	0.12%		0.52%	0.02%		0.50%

Diversified Portfolio	0.50%	2.63	%(1)	3.13%	1.98	%(2)	1.15%

(1)	Expense information in the table has been restated to reflect current fiscal year fees.

(2)	MONY America has entered into an expense reimbursement agreement with the Fund whereby MONY America agrees to reimburse each Portfolio to the extent total annual operating expenses exceed the levels described in the section of this Prospectus entitled, “Management of the Fund — Investment Adviser”. The expense reimbursement agreement is effective through April 30, 2005.

Example

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Equity Income Portfolio	$97	$303	$525	$1,166

Equity Growth Portfolio	$117	$853	$1,611	$3,609

Intermediate Term Bond Portfolio	$67	$211	$368	$822

Long Term Bond Portfolio	$67	$211	$368	$822

Government Securities Portfolio	$67	$211	$368	$822

Money Market Portfolio	$53	$167	$291	$653

Diversified Portfolio	$117	$780	$1,467	$3,301

Management of the Fund

Investment Adviser

The Fund’s investment adviser is MONY Life Insurance Company of America (“MONY America”). MONY America’s principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company (“MONY”). MONY America will carry on the overall day-to-day management of the current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

In considering whether to approve the Investment Advisory Agreement and the Services Agreement, the Board considered the advisory fee structure, the nature and quality of services provided to the Fund and the economies of scale for each Portfolio of the Fund. With regard to the quality of services provided, the Board reviewed the relative performance of each Portfolio to portfolios with similar investment objectives. With regard to the economies of scale and advisory fees, the Board considered the reasonableness of the expense ratios and any expense limitations as compared to the expense ratio of portfolios of similar size and investment strategies. Based on the results of the Board’s review, the Board approved the continuation of the Investment Advisory Agreement with MONY America and the Services Agreement between MONY and MONY America.

MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Series Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2003, total assets under management in the accounts managed by MONY and MONY America were about $21 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account’s or entity’s investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

On December 11, 2003, the Board of Directors of MONY Series Fund, Inc. (the “Fund”) approved an Agreement and Plan of Reorganization and Termination (the “Plan”) with respect to each portfolio of the Fund (each, a “Portfolio”). Under the Plan, each Portfolio will convert into a corresponding, newly-created series (“EQ

Portfolio”) of EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial Inc. (“AXA Financial”). Each Plan provides for the acquisition by the EQ Portfolio of all of the assets of each Portfolio of the Fund, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Portfolio, shares of the EQ Portfolio, and the subsequent liquidation of the Portfolio. Each EQ Portfolio is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Fund. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the second quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. (“MONY”), AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the “Merger”). MONY Life Insurance Company is the parent company of MONY Life Insurance Company of America (“MONY America”), Boston Advisors, Inc. (“Boston Advisors”), and MONY Capital Management, Inc. (“MONY Capital”). MONY America is the investment advisor of each Portfolio of the Fund; Boston Advisors is the subadvisor of the Equity Income, Equity Growth and Diversified Portfolios; and MONY Capital is the subadvisor of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios. If the Merger is consummated, as a result of the change in control of MONY America, Boston Advisors and MONY Capital, the Fund’s investment advisory agreement and each Portfolio’s subadvisory agreement will automatically terminate.

Contractholders of each Portfolio will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

MONY America receives an investment management fee as compensation for its services to each of the Portfolios. The investment management fees paid to MONY America in 2003 for each of the Portfolios, expressed as a percentage of its average net assets, are as follows.

Portfolio	Aggregate Fee Paid to Adviser (% of Average Daily Assets)

Equity Income Portfolio	0.50%

Equity Growth Portfolio	0.50%

Intermediate Term Bond Portfolio	0.50%

Long Term Bond Portfolio	0.50%

Government Securities Portfolio	0.50%

Money Market Portfolio	0.40%

Diversified Portfolio	0.50%

MONY America has agreed to bear all expenses

(1) for the Fund’s organization,

(2) related to initial registration and qualification under federal and state securities laws, and

(3) for compensation of the Fund’s directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

All other expenses, including those associated with calculating net asset value of the Portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see “Purchase and Redemption of Shares”.

MONY America has contractually agreed to limit expenses on these Portfolios until April 30, 2005 to the following amounts:

Equity Growth — 1.15%

Diversified — 1.15%

Portfolio Managers

Name of Portfolio and Name and Address of Portfolio Manager	The Portfolio Manager’s Experience	Portfolio Managers

Equity Growth Portfolio Equity Income Portfolio Diversified Portfolio Boston Advisors, Inc. (“Boston Advisors”) 26th Floor One Federal Street Boston, MA 02110	Boston Advisors has been providing investment counseling since 1971. Boston Advisors is an affiliate of MONY America. Total assets under management for Boston Advisors as of December 31, 2003, were approximately $4.1 billion. Usual investment minimum is $5 million.	The day-to-day management of this Portfolio is performed by an investment management team chaired by Michael J. Vogelzang, President and Chief Investment Officer of Boston Advisors, Inc. Mr. Vogelzang has served in his present position since 1997 and has 19 years of experience in the investment industry.

Intermediate Term Bond Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Gisella Bello has managed the Portfolio since 1996. She also manages and trades the short to intermediate portion of MONY’s public bond portfolio. She is an Assistant V.P. and has 16 years’ experience in the investment industry.

Long Term Bond Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Michael Dineen, CFA, has managed the Portfolio since 1993. He is an Assistant V.P. and has 15 years’ experience in the investment industry.

Name of Portfolio and Name and Address of Portfolio Manager	The Portfolio Manager’s Experience	Portfolio Managers

Government Securities Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	Gregory M. Staples has managed the Portfolio since 1993. He is Senior Managing Director and head of the public bond group at MONY since 1994 and has 22 years’ experience in the investment industry.

Money Market Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	David E. Wheeler, CFA, has managed the Portfolio since 1996. He shares credit research responsibilities for MONY’s long-term public bond portfolio. He is a Managing Director and has 18 years’ experience in the investment industry.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, 1776 Heritage Drive, No. Quincy, Massachusetts 02171 is the custodian, transfer agent and dividend disbursing agent of the securities held by the Portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings

The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2003.

Purchase and Redemption of Shares

Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts (“variable contracts”) issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value (“NAV”) without sales or redemption charges.

For each day on which a Portfolio’s NAV is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio’s NAV per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts’ investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

Determination of Net Asset Value

Portfolio shares are sold at NAV. The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for trading. The NAV per share of a Portfolio is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Board that it believes accurately reflects “fair value.”

Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the “1940 Act”) requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio’s fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

Dividends, Distributions and Taxes

Dividend and Capital Gains Distribution

Each Portfolio intends to distribute substantially all of its net investment income at least annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains at least annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio’s net asset value.

Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (“Code”). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.

Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past 5 years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, are included in the Fund’s Annual Report. These documents are available at the address and phone number on the back cover of this Prospectus.

MONY SERIES FUND, INC.

Equity Income Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.43	$16.36	$20.78	$23.42	$25.95

Income from investment operations:

Net investment income (loss)(a)	0.28	0.23	0.27	0.32	0.38

Net realized and unrealized gain (loss) on investments	3.13	(2.36)	(2.44)	0.68	1.90

Total from investment operations	3.41	(2.13)	(2.17)	1.00	2.28

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.29)	(0.33)	(0.39)	(0.51)

Distributions from net capital gains	—	(1.51)	(1.92)	(3.25)	(4.30)

Total distributions	(0.26)	(1.80)	(2.25)	(3.64)	(4.81)

Net asset value, end of period	$15.58	$12.43	$16.36	$20.78	$23.42

Total return	27.72%	(15.14)%	(10.97)%	6.07%	8.04%

Net assets, end of period (in thousands)	$11,307	$9,820	$12,971	$16,993	$18,460

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.84%	0.73%	0.71%	0.73%	0.70%

Ratio of expenses to average net assets	0.81%	0.67%	0.71%	0.72%	0.70%

Ratio of net investment income (loss) to average net assets	2.12%	1.63%	1.56%	1.58%	1.57%

Portfolio turnover rate	100%	41%	36%	31%	27%

(a)	Based on average shares outstanding.

MONY SERIES FUND, INC.

Equity Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.38	$16.10	$35.12	$48.65	$38.20

Income from investment operations:

Net investment income (loss)(a)	0.07	0.04	0.09	(0.04)	(0.20)

Net realized and unrealized gain (loss) on investments	3.84	(3.67)	(5.44)	(3.03)	14.05

Total from investment operations	3.91	(3.63)	(5.35)	(3.07)	13.85

Less dividends and distributions:

Dividends from net investment income	(0.05)	(0.09)	—	—	—

Distributions from net capital gains	—	—	(13.67)	(10.46)	(3.40)

Total distributions	(0.05)	(0.09)	(13.67)	(10.46)	(3.40)

Net asset value, end of period	$16.24	$12.38	$16.10	$35.12	$48.65

Total return	31.63%	(22.67)%	(19.29)%	(8.46)%	37.98%

Net assets, end of period (in thousands)	$1,406	$1,170	$1,691	$2,599	$3,362

Ratio of expenses to average net assets (excluding expense offset arrangements)	1.21%	1.34%	1.15%	1.40%	1.49%

Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.37%	1.46%

Ratio of expenses (excluding expense reimbursements and expense offset arrangements) to average net assets	2.51%	1.35%	1.32%	1.40%	1.49%

Ratio of net investment income (loss) to average net assets	0.52%	0.30%	0.48%	(0.10)%	(0.49)%

Portfolio turnover rate	98%	46%	54%	41%	31%

(a)	Based on average shares outstanding.

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.83	$11.27	$10.97	$10.82	$11.33

Income from investment operations:

Net investment income (loss)(a)	0.49	0.52	0.56	0.62	0.61

Net realized and unrealized gain (loss) on investments	(0.17)	0.49	0.34	0.19	(0.59)

Total from investment operations	0.32	1.01	0.90	0.81	0.02

Less dividends and distributions:

Dividends from net investment income	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Distributions from net capital gains	—	—	—	—	—

Total distributions	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Net asset value, end of period	$11.56	$11.83	$11.27	$10.97	$10.82

Total return	2.67%	9.34%	8.51%	7.94%	0.23%

Net assets, end of period (in thousands)	$73,772	$92,499	$73,368	$52,812	$55,595

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%	0.57%

Ratio of net investment income (loss) to average net assets	4.14%	4.56%	5.09%	5.86%	5.50%

Portfolio turnover rate	14%	10%	19%	30%	40%

(a)	Based on average shares outstanding.

MONY SERIES FUND, INC.

Long Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$14.53	$13.38	$13.27	$12.32	$14.17

Income from investment operations:

Net investment income (loss)(a)	0.69	0.68	0.70	0.74	0.74

Net realized and unrealized gain (loss) on investments	0.00 (b)	1.10	0.12	1.08	(1.80)

Total from investment operations	0.69	1.78	0.82	1.82	(1.06)

Less dividends and distributions:

Dividends from net investment income	(0.84)	(0.63)	(0.71)	(0.87)	(0.53)

Distributions from capital gains	(0.01)	—	—	—	(0.26)

Total distributions	(0.85)	(0.63)	(0.71)	(0.87)	(0.79)

Net asset value, end of period	$14.37	$14.53	$13.38	$13.27	$12.32

Total return	4.81%	14.06%	6.28%	15.61%	(7.60)%

Net assets, end of period (in thousands)	$108,325	$118,933	$131,717	$102,733	$105,317

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.64%	0.62%	0.60%	0.55%

Ratio of expenses to average net assets	0.66%	0.64%	0.62%	0.59%	0.55%

Ratio of net investment income (loss) to average net assets	4.65%	5.03%	5.25%	6.02%	5.68%

Portfolio turnover rate	18%	30%	39%	19%	43%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

MONY SERIES FUND, INC.

Government Securities Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.82	$11.46	$11.29	$10.91	$11.17

Income from investment operations:

Net investment income (loss)(a)	0.31	0.38	0.51	0.58	0.56

Net realized and unrealized gain (loss) on investments	(0.11)	0.35	0.21	0.42	(0.49)

Total from investment operations	0.20	0.73	0.72	1.00	0.07

Less dividends and distributions:

Dividends from net investment income	(0.32)	(0.37)	(0.55)	(0.62)	(0.33)

Distributions from net capital gains	—	—	—	0.00 (b)	0.00 (b)

Total distributions	(0.32)	(0.37)	(0.55)	(0.62)	(0.33)

Net asset value, end of period	$11.70	$11.82	$11.46	$11.29	$10.91

Total return	1.70%	6.57%	6.58%	9.70%	0.66%

Net assets, end of period (in thousands)	$132,972	$139,690	$86,351	$53,409	$57,337

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.65%	0.62%	0.61%	0.58%

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%	0.57%

Ratio of net investment income (loss) to average net assets	2.61%	3.30%	4.48%	5.41%	5.09%

Portfolio turnover rate	32%	10%	20%	8%	8%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

MONY SERIES FUND, INC.

Money Market Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.01		0.01	0.04	0.06	0.05

Net realized and unrealized gain (loss) on investments	(0.01)		—	—	—	—

Total from investment operations	(0.00)		0.01	0.04	0.06	0.05

Dividends from net investment income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Reimbursement by affiliate	0.01		—	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.89	%(a)	1.50%	3.80%	6.11%	4.98%

Net assets, end of period (in thousands)	$235,694		$316,778	$314,937	$268,299	$336,532

Ratio of expenses to average net assets	0.50%		0.50%	0.50%	0.47%	0.44%

Ratio of expenses (excluding expense reimbursement) to average net assets	0.52%		0.53%	0.51%	0.47%	0.44%

Ratio of net investment income (loss) to average net assets	0.90%		1.49%	3.65%	5.93%	4.84%

(a)	In 2003, 1.01% of the Portfolio’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.

MONY SERIES FUND, INC.

Diversified Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$8.07	$11.09	$17.92	$22.93	$19.91

Income from investment operations:

Net investment income (loss)(a)	0.02	0.09	0.20	0.14	0.08

Net realized and unrealized gain (loss) on investments	2.38	(1.66)	(2.66)	(1.33)	5.60

Total from investment operations	2.40	(1.57)	(2.46)	(1.19)	5.68

Less dividends and distributions:

Dividends from net investment income	(0.10)	(0.21)	(0.20)	(0.09)	(0.08)

Distributions from net capital gains	—	(1.24)	(4.17)	(3.73)	(2.58)

Total distributions	(0.10)	(1.45)	(4.37)	(3.82)	(2.66)

Net asset value, end of period	$10.37	$8.07	$11.09	$17.92	$22.93

Total return	29.87%	(16.37)%	(15.40)%	(6.55)%	30.53%

Net assets, end of period (in thousands)	$1,589	$1,415	$1,826	$2,871	$3,568

Ratio of expenses (excluding expense offset arrangements) to average net assets	1.23%	1.25%	1.15%	1.27%	1.50%

Ratio of expenses to average net assets	1.15%	0.97%	1.15%	1.25%	1.46%

Ratio of expenses (excluding expense reimbursement and expense arrangements)	2.28%	1.25%	1.26%	1.27%	1.50%

Ratio of net investment income (loss) to average net assets	0.25%	0.97%	1.61%	0.68%	0.40%

Portfolio turnover rate	97%	66%	47%	27%	27%

(a)	Based on average shares outstanding.

APPENDIX A

SECURITIES IN WHICH THE MONEY MARKET

PORTFOLIO MAY CURRENTLY INVEST

The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term debt securities:

1.  Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

•	U.S. Treasury Bills;

•	Other obligations issued or guaranteed by the U.S. Government;

•	Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury; and

•	Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association; (2) the Federal Farm Credit Bank; (3) the Federal Home Loan Bank; and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

2.  Obligations (including certificates of deposit, bankers’ acceptances and time deposits) of any bank which has, at the time of the Portfolio’s investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term “certificates of deposit” includes:

•	Eurodollar certificates of deposit, which are traded in the over-the-counter market;

•	Eurodollar time deposits, for which there is generally not a market; and

•	Yankee certificates of deposit.

“Eurodollars” are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank, and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

“Certificates of deposit” are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). “Bankers’ acceptances” are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. “Time deposits” are non-negotiable deposits in a bank for a fixed period of time.

3.  Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. “Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. dollar denominated.

4.  Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

“Corporate obligations” are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. dollar denominated.

5.  Repurchase Agreements.    When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio’s money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is “fully collateralized,” i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the “loan,” including accrued interest. The Fund’s custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund’s ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

6.  Reverse Repurchase Agreements.    The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio’s securities. The Fund’s custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio’s commitments under reverse repurchase agreements.

7.  Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

8.  Limited liquidity securities/securities sold under SEC Rule 144A.    A substantial market of qualified institutional buyers may develop under Rule 144A under the Securities Act of 1933 for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER AND

CORPORATE BOND RATINGS

Commercial Paper Ratings

Moody’s commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

•	Prime 1-Superior Ability for Repayment;

•	Prime 2-Strong Ability for Repayment; and

•	Prime 3-Acceptable Ability for Repayment.

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Issues assigned the highest rating, “A”, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2”, and “3” to indicate the relative degree of safety. The designation “A-1” indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The “A+” designation is applied to those issues rated “A-1” which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from “F-1+” which represents exceptionally strong credit quality to “F-4” which represents weak credit quality.

Duff’s short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings of Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

Thomson’s BankWatch, Inc. assigns only one issuer rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW’s opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer’s ability to repay principal and interest. Ratings range from “TBW-1” for highest quality to “TBW-3” for the lowest quality (companies with very serious financial problems).

Bond Ratings

Debt rated “Aaa” by Moody’s is judged to be the best quality. Debt rated “Aaa” is deemed to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Debt Which is rated “Aa” is judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade debt. Margins of protection on “Aa” debt may not be as large as on “Aaa” securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than “Aaa” securities. Debt which is rated “A” possesses many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Debt rated “Baa” is considered a medium grade obligation

B-1

whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classifications from “Aa” through “B” in its corporate debt rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Debt rated “Ba” is judged to have speculative elements and debt rated below “Ba” is speculative to a higher degree.

Debt rated “AAA” by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated “AA” has a strong capacity to pay interest and repay principal and differs from “AAA” issues only in small degree. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated “BB” and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong. Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except “AAA”) to indicate the relative position within the category.

Debt rated “AAA”, the highest rating by Duff, is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated “AA” is regarded as high credit quality. Protection factors are strong and risk is modest but may vary slightly from time to time because of economic conditions. Debt rated “A” is considered to have average, but adequate, protection factors. Bonds rated “BBB” are considered to have below average protection factors, but still sufficient for prudent investment. Bonds rated “BB” and below are below investment grade and possess fluctuating protection factors and risk.

B-2

MONY Series Fund, Inc.

Administrative Offices

1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

File Number: 2-95501

STATEMENT OF

ADDITIONAL INFORMATION

May 1, 2004

MONY Series Fund, Inc.

This statement of additional information is not a prospectus, but should be read in conjunction with the current prospectus for MONY Series Fund, Inc. dated May 1, 2004. To obtain this prospectus, please call 1-800-487-6669 or write:

MONY Series Fund, Inc.

1740 Broadway

New York, New York 10019

The Financial Highlights Information in the prospectus dated May 1, 2004 included in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (Registration Nos. 2-95501 and 811-04209) is incorporated herein by reference.

TABLE OF CONTENTS

Page

GENERAL INFORMATION	(1)

INVESTMENT RESTRICTIONS	(1)

INVESTMENT ADVISORY AND OTHER SERVICES	(4)

Distribution of Shares	(6)

Custodian	(6)

Independent Accountants	(7)

Service Marks License	(7)

MANAGEMENT OF THE FUND	(7)

SHARES IN THE FUND	(9)

VOTING RIGHTS	(10)

DETERMINATION OF NET ASSET VALUE	(10)

ANNUAL MEETINGS	(10)

CONTROL PERSONS	(11)

PORTFOLIO BROKERAGE AND RELATED PRACTICES	(11)

FEDERAL INCOME TAX STATUS	(13)

CALCULATION OF PERFORMANCE OF THE PORTFOLIOS	(13)

Yield Calculations	(14)

Total Return Calculations	(14)

PERFORMANCE DATA	(16)

FINANCIAL STATEMENTS	(16)

Appendix A	A-1

Appendix B	B-1

Appendix C	C-1

GENERAL INFORMATION

MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, currently consists of the following seven (7) different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the “Portfolios”). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission (the “SEC”) over the Fund’s management or its investment policies or practices.

For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund, see the section of the Prospectus of the Fund entitled “Purchase and Redemption of Shares”.

INVESTMENT RESTRICTIONS

A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the section of the Prospectus entitled “The Fund.”

In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus entitled “The Fund”, are:

1.  The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions; (d) effect a short sale of securities; or (e) invest in obligations that are not denominated in United States dollars.

2.  Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of such Portfolio’s total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

3.  The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

4.  The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

(1)

5.  The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

6.  Loans, both long and short term, may be made by a Portfolio through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio’s assets would be so invested. (Any such “loan” may be considered a security subject to the 10 percent investment limitation referred to in paragraph 2 above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

7.  Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions, but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio’s assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made. During any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

8.  In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry if, as a result of such investment, more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) certificates of deposit issued by, time deposits in, bankers’ acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and such companies will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

9.  The Fund will operate as a diversified company, as that term is used in the 1940 Act. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio, and 100% of the assets of the Money Market Portfolio, are subject to the limitation that no purchase of a security — other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities — will be made if, as a result of such purchase; (a) more than 5 percent of the value of the Portfolio’s assets would be invested in the securities of one issuer, or (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its total assets or $1,000,000 in securities of any issuer, and (y) 5 percent of total assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of “Second Tier Securities”). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers’ acceptances, should be classified as “cash items” rather than “securities” for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as “securities” limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not “securities” for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

10.  No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own: (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio’s total assets; (b) more than 3 percent of the outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio’s total assets.

(2)

11.  No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

12.  The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

13.  No Portfolio will invest in foreign securities that are not publicly traded in the United States if, at the time of the acquisition, more than 10 percent of such Portfolio’s total assets would be invested in such securities.

The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of 397 days, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

The investments of Keynote Series Account (“Keynote”), MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

Currently under New York law, the assets of Keynote and MONY Variable Accounts (“Variable Accounts”) may be invested in any investments:

(1)	permitted by agreement between these Variable Accounts and their contract holders; and

(2)	acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.

The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in the Prospectus. (see “The Fund” in the Prospectus) and in the Statement of Additional Information (see “Investment Restrictions”).

The following is a summary of the current provisions of Arizona law:

The assets of Variable Accounts established by MONY Life Insurance Company of America (“MONY America”) may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of Insurance: (1) bonds; (2) debentures; (3) notes; (4) commercial paper and other evidences of indebtedness; and (5) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.

Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances, the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investment limits.

(3)

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those new portfolios as well, or the Fund may appoint a different investment adviser for any new portfolio.

The Investment Advisory Agreement was initially approved by the Fund’s Board of Directors (the “Board”), including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Board on February 4, 2004. In making its determination to continue the Investment Advisory Agreement, the Board considered the performance of the Portfolios, a comparison of that performance with the performance of similar portfolios and relevant indices, the expense ratios of the Portfolios, the expense ratios compared to similar portfolios, and the rate of the advisory fees in light of the amount of assets under management. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Board on March 4, 2004. In making its determination to continue the Services Agreement, the Board considered the expense and utility of the personnel, services, facilities and equipment provided by MONY Life Insurance Company. Both agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Board and (2) a majority of the entire Board or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days’ notice by the Board or by a majority vote of its shareholders, and upon 90 days’ notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days’ notice by either party.

MONY America entered into Investment Sub-Advisory Agreements with two affiliates, Boston Advisors, Inc. and MONY Capital Management, Inc. to provide investment management programs. Under Investment Sub-Advisory Agreements, MONY America engages the services of the Sub-Advisers, Boston Advisors, Inc. in connection with MONY America’s management of the Equity Growth Portfolio, Equity Income Portfolio, and Diversified Portfolios and with MONY Capital Management, Inc. in connection with MONY America’s management of the Intermediate Term Bond, Long Term Bond, Government Securities and Money Market Portfolios. Pursuant to these Sub-Advisory Agreements and subject to the oversight and supervision by MONY America and the officers and the board of directors of the Fund, Boston Advisors, Inc. and MONY Capital Management, Inc. manage the investment and reinvestment of the portion of the assets of the portfolios that MONY America directs.

MONY America has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company or, “MONY”) as briefly described in the Prospectus. Under this Services Agreement, MONY will provide MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the Fund. In return, MONY America will pay to MONY all, or a portion, of the investment management fee MONY America receives from the Fund. MONY America is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and MONY America are registered as investment advisers under the Investment Advisers Act of 1940.

The Fund will pay MONY America an investment management fee, which will be a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities

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Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and 0.30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of 0.40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, 0.35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio and 0.30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million.

The Fund paid the following fees to MONY America under the Investment Advisory Agreement for the past three, one-year periods:

Portfolio	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01

Equity Income	$49,746	$57,047	$72,014

Equity Growth	6,286	7,120	9,867

Intermediate Term Bond	425,167	424,269	309,504

Long Term Bond	591,448	637,376	602,649

Government Securities	710,795	558,154	335,161

Money Market	1,143,969	1,270,885	1,191,807

Diversified	7,237	7,973	10,553

Under the Investment Advisory Agreement, MONY America has agreed to pay for (i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940 Act) of MONY America. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund’s capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund’s annual or special shareholders’ meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund’s assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of MONY America; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers’ insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities) which expenses will be reimbursed to the Fund by MONY Securities Corporation (“MSC”), a wholly-owned subsidiary of MONY whose principal business address is 1740 Broadway, New York, New York 10019, as principal underwriter, as described below in “Distribution of Shares.” The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

MONY America has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the section entitled “Investment Restrictions”.

The Fund entered into an Administrative Services Agreement with Enterprise Capital Management, Inc. (“Enterprise”) in January, 2000. Enterprise is an affiliated company of MONY. Under this Administrative Services Agreement, Enterprise will supervise all aspects of the Fund’s administrative operation, and provide the Fund with personnel, office space, facilities, and equipment necessary for the Fund’s operations. Effective January 1, 2003, for

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the Money Market Portfolio, the Fund has agreed to pay Enterprise 0.04% on the first $250 million of average daily net assets, 0.035% on the next $250 million of average daily net assets and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000. Effective January 1, 2003, for the Government Securities, Intermediate Term Bond and Long Term Bond Portfolios, the Fund has agreed to pay Enterprise 0.07% on the first $250 million of average daily net assets, 0.05% on the next $250 million of average daily net assets, and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000 per Portfolio. Effective July 1, 2003, for the Equity Income, Equity Growth and Diversified Portfolios, the Fund has agreed to pay Enterprise 0.07% on the first $250 million of average daily net assets, 0.05% on the next $250 million of average daily net assets, and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000 per Portfolio. Enterprise at its own expense will provide the Fund with statistical information and records concerning its investments and with such periodic and special reports as the Fund’s Board of Directors may from time to time request, and maintain records for the Fund. For the years ended December 31, 2001, 2002 and 2003 MONY paid to Enterprise $169,771, $196,832 and $393,688 respectively, for services rendered by Enterprise in connection with the Administrative Services Agreement.

Distribution of Shares

The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to: (i) MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies; (ii) MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies; (iii) MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies; and (iv) MONY for allocation to Keynote to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts (“Variable Accounts”) invest in shares of the Fund in accordance with the respective holders of the aforementioned contracts (each, a “Contract”). MSC will act as “principal underwriter” of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund’s Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreements with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund’s Board of Directors on September 25, 2003. The agreements will continue in effect if approved annually by the Fund’s Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund’s shares, although MSC’s agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund’s Board of Directors will formulate a written distribution plan that complies with the rules of the SEC. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund’s Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund’s Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

Custodian

State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, No. Quincy, Massachusetts 02171, is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank and Trust Company also acts as the transfer agent and dividend disbursing agent for the Fund.

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Independent Accountants

The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201.

Service Marks License

As part of the Investment Advisory Agreement, MONY America (acting on behalf of MONY) has granted the Fund permission to use the word “MONY” in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, MONY America may terminate this license if MONY, or a company controlled by it, ceases to be the Fund’s investment adviser. MONY America may also terminate the license for any other reason upon 60 days’ written notice. In this event, the Fund would no longer be able to use the word “MONY” in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Investment Advisory Agreement, notwithstanding the license’s termination.

MANAGEMENT OF THE FUND

The Fund is supervised by the Board, an independent body that has ultimate responsibility for the Fund’s activities. The Board retains various companies to carry out the Fund’s operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund’s relationship with the Fund’s investment adviser and custodian and retain a different company if the Board believes it is in the shareholders’ best interests.

The names of all directors and officers of the Fund, the term of office and length of time served in such office, and the principal occupation of each during the last five years are shown below.

DIRECTORS AND OFFICERS OF THE FUND

Name, Address and (Year of Birth)	Positions Held (Year Elected)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc. (Magazine Publisher) Partner, Davis/Herschbein & Assoc., LLC (Consulting)	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Executive V.P., O’Brien Asset Management (1993-1999)	7	Mainstay VP Series Fund; NYL Settlement Corp.;

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-at-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

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Name, Address and (Year of Birth)	Positions Held (Year Elected)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTOR

Kenneth M. Levine* New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer — The MONY Group Inc. and MONY; Executive Vice President —MONY America	7	The MONY Group Inc. and various affiliates
OFFICERS

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Vice President and Chief Financial Officer —Enterprise Capital Management, Inc., Enterprise Accumulation Trust, Inc. and The Enterprise Group of Funds, Inc.; Senior Vice President and Chief Financial Officer — Enterprise Fund Distributors, Inc.	—	—

John C. Norton New York, NY (1946)	Vice President — Compliance (2002)	Senior Vice President — Compliance, MONY Securities Corporation; Assistant Vice President of MONY	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	February 2001 to present —Vice President — Chief Counsel — Operations, MONY; 1996 to Jan 2001 — Vice President and Counsel — Prudential Life Insurance Company of America	—	—

* Mr. Levine, who is an interested person (as that term is defined in the 1940 Act), is a salaried employee of MONY.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director

DISINTERESTED DIRECTORS

Joel Davis	None	None

Michael J. Drabb	None	None

Alan J. Hartnick	None	None

Floyd L. Smith	None	None

INTERESTED DIRECTOR

Kenneth M. Levine	None	None

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Director Compensation Paid in 2002
Directors	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors from Fund

DISINTERESTED DIRECTORS
Joel Davis	$16,500	N/A	N/A	$16,500
Michael J. Drabb	$15,500	N/A	N/A	$15,500
Alan J. Hartnick	$16,500	N/A	N/A	$16,500
Floyd L. Smith	$17,500	N/A	N/A	$17,500

INTERESTED DIRECTOR
Kenneth M. Levine	$0	N/A	N/A	$0

The 1940 Act requires that a majority of the Board shall be persons who are not interested persons of MONY, MONY America or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and MONY America and the Services Agreement between MONY America and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, MONY America or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, MONY America and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and MONY America.

The Fund’s Executive Committee members are Joel Davis, Michael J. Drabb and Kenneth M. Levine. The Executive Committee held no meetings during 2003. The Executive Committee has all of the authority vested in the Board except with respect to actions requiring authorization by the shareholders; filling Board vacancies; fixing compensation of Directors; approving contracts with an investment adviser or principal underwriter; amending, repealing or adopting By-Laws; amending or repealing any Board resolution; and declaring dividends.

The Fund established an Audit Committee in December 2002. The Audit Committee held three meetings during 2003. The members of the Audit Committee are Joel Davis, Michael J. Drabb, Alan J. Hartnick and Floyd L. Smith. The Audit Committee is responsible for recommending to the Board the selection of independent auditors; approving any audit and non-audit services and fees; and providing any certifications that may be required by regulatory agencies.

The Fund, MONY America and MSC have adopted codes of ethics under rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel, subject to the conditions set forth in the code, to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has also adopted Proxy Voting Policies and Procedures, which are included in this Statement of Additional Information, as Appendix A. The Subadvisors’ procedures are included as Appendices B and C.

SHARES IN THE FUND

The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any Portfolio are entitled to redeem their shares (see “Purchase and Redemption of Shares” in the Prospectus). The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.

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MONY provided the initial capital for each of the Portfolios. Additional shares may be acquired by MONY during the Fund’s operation or any new portfolio’s start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the Portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.

VOTING RIGHTS

All shares of capital stock of the Fund have equal voting rights (regardless of the NAV per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund’s directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio’s net assets after satisfying outstanding liabilities.

The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America, as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

DETERMINATION OF NET ASSET VALUE

Portfolio shares are sold at net asset value (“NAV”). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for trading. The NAV per share for Funds is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Portfolio’s board of directors that it believes accurately reflects “fair value.”

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ANNUAL MEETINGS

The By-laws of the Fund provide that annual meetings will not be held in any year unless the 1940 Act requires action on one or more of the following matters: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

CONTROL PERSONS

MONY America, an Arizona corporation whose principal business address is 1740 Broadway, New York, New York 10019, and a wholly-owned subsidiary of MONY, and MONY, a New York life insurance company whose principal place of business is 1740 Broadway, New York, New York 10019, and through their respective Variable Accounts will own all of the Fund’s outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund’s Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act, although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors and officers of the Fund as a group is less than one percent of each Portfolio’s outstanding shares.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

MONY America, which is at all times subject to the direction and supervision of the Board, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. MONY America may fulfill these responsibilities to the Fund by using the services of MONY and MONY’s Investment Department personnel under the terms of the Services Agreement between MONY America and MONY. For more detailed information about the Services Agreement, see “Investment Advisory And Other Services”.

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

MONY America is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund’s Portfolios. In connection with any securities transaction that involves a commission payment, MONY America negotiates the commission with the broker in part on the basis of the quality and quantity of

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execution services that the broker provides, in light of generally prevailing commission rates. For the years 2003, 2002 and 2001, each Portfolio paid brokerage commissions in the amounts set forth below:

Name of Portfolio	2003	2002	2001

Equity Income Portfolio	$26,105	$13,892	$18,917

Equity Growth Portfolio	$2,328	$1,708	$2,560

Diversified Portfolio	$2,613	$1,967	$3,052

No commissions were paid in 2003 to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.

When selecting a broker or dealer in connection with a transaction for any Portfolio, MONY America gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

It is the present practice of MONY America to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of transactions, but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, MONY America will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or MONY America’s responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser’s and MONY’s management. No services other than brokerage, research and statistical services are considered by MONY America in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser’s management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY’s management. Information so received will be in addition to and not in lieu of the services required to be performed by MONY America.

MONY America may employ a broker affiliated with MONY America or MONY to execute brokerage transactions on behalf of the Portfolios, as long as MONY America obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker’s contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

MONY America or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts MONY America manages. These other transactions will not affect MONY America’s selection of brokers or dealers in connection with portfolio transactions for the Fund.

The portfolio turnover rates for each Portfolio of the Fund are shown in the Prospectus in section entitled, “Financial Highlights”.

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FEDERAL INCOME TAX STATUS

The Fund and its Portfolios each intend to qualify as a “regulated investment company” under the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

1.  At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the 1940 Act) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

2.  At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

3.  At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to U.S. Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see the section of the Prospectus entitled “Dividends, Distributions and Taxes”.

If the Fund qualifies as a “regulated investment company” by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although “series” fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a “series” fund type of regulated investment company like the Fund.

FINANCIAL STATEMENTS

The Fund’s Certified Shareholder Report dated December 31, 2003, which was filed with the Securities & Exchange Commission on February 27, 2004 (accession number 0001193125-04-030937) is hereby incorporated by reference into this Statement of Additional Information.

(13)

Appendix A

MONY SERIES FUND, INC.

Proxy Voting Policies and Procedures

The Securities and Exchange Commission has adopted a new rule and form amendments to require registered management investment companies to disclose how they vote proxies relating to portfolio securities they hold. Among the new requirements is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (“SAI”) the policies and procedures they use to determine how to vote proxies relating to portfolio securities they hold. MONY Life Insurance Company of America (the “Advisor”) seeks to ensure that all proxy proposals are voted in the best interests of contractholders of the respective portfolios (each, a “Portfolio”) of MONY Series Fund, Inc. The Advisor maintains a policy of seeking to protect the best interests of a Portfolio should a proxy issue potentially implicate a conflict of interest between the Portfolio and the Advisor or its affiliates.

Delegation to the Subadvisors

All of the Portfolios other than the Money Market Portfolio (which does not hold voting securities) are managed by a portfolio manager (each a “Subadvisor”). The Advisor believes that each Subadvisor is generally best suited to evaluate and vote proxies for the securities it acquires for its respective Portfolio. Therefore, it is the Advisor’s policy to delegate its proxy voting responsibility to the Subadvisor(s) of each Portfolio and to maintain substantial oversight to ensure that the Subadvisors have written policies that meet certain minimum standards, as follows:

1.	The policies are reasonably designed to protect the best interests of the Portfolio.

2.	The policies describe how the Subadvisor addresses material conflicts of interest between the interests of the Subadvisor or its affiliates and the interests of the Portfolio. If a Subadvisor identifies a material conflict of interest between itself and the interests of the Portfolio, the Subadvisor shall notify the Advisor at least annually and confirm how the conflict was resolved.

3.	The Subadvisor’s proxy voting guidelines should address at least the following policies and issues:

•	The extent to which the Subadvisor delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted;

•	Policies regarding the extent to which the Subadvisor will support or give weight to the views of management of a portfolio company;

•	Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions;

•	Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

•	Stock option plans and other management compensation issues; and

•	Social and corporate responsibility issues.

4.	Each Subadvisor is expected to deliver to the Advisor its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security

•	Exchange ticker symbol of the portfolio security

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•	The CUSIP number of the portfolio security

•	The shareholder meeting date

•	A brief identification of the matter voted on

•	Whether the matter was proposed by the issuer or by a security holder

•	Whether the Portfolio cast its vote on the matter

•	How the Portfolio cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Portfolio cast its vote for or against management.

The Advisor recognizes that where a Portfolio is co-managed, a Subadvisor may in some instances cast votes for a given security that conflict with a vote cast for the security by another Subadvisor to the same Portfolio. The Advisor will treat conflicting votes on a case-by-case basis, and will generally accept the discretion of each Subadvisor to the extent that the vote is consistent with an otherwise acceptable voting policy of the Subadvisor.

The Advisor also recognizes that a Subadvisor may abstain from voting a proxy if the Subadvisor determines that the cost of voting a proxy exceeds the expected benefit to the Portfolio. In particular, the Advisor recognizes the following circumstances where voting might not be in the best interests of the Portfolio:

•	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Portfolio and would have to be recalled in order to submit a proxy vote.

Review by the Advisor

The Advisor shall annually review the proxy voting policy of each of its Subadvisors to ensure that each Subadvisor seeks the best interests of the Portfolio in voting proxies for the Portfolio it manages or co-manages, as described above.

Recordkeeping

Rule 30b1-4 under the Investment Company Act of 1940 requires each Portfolio to file its complete proxy voting record on an annual basis (for the most recent 12-month period ended June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Advisor has retained the services of Institutional Shareholder Services (“ISS”) to gather, store and file on Form N-PX the proxy votes from Portfolio Subadvisors. In addition, ISS posts this data on a public Web site, the address of which will be disclosed for the benefit of contractholders in the Statement of Additional Information of any Portfolio filing its annual registration statement update on or after July 1, 2004.

The Board of Directors of MONY Series Fund, Inc. has approved this policy effective September 25, 2003.

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Appendix B

Boston Advisors, Inc.

Proxy Voting Policies and Procedures

Introduction

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

Statements of Policies and Procedures

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Institutional Shareholder Services, Inc. (“ISS”). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client’s proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Proxy Issues

Annex A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

ANNEX A

Summary of proxy voting guidelines.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Appendix C

MONY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES & PROCEDURES

FOR AFFILIATED CLIENTS

Under the investment management contracts between MONY Capital Management, Inc. (“MCM”) and most of our affiliated clients (“Clients”), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 (“Advisers Act”) and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I.	How MCM Votes Proxies

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client’s account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company’s management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II.	Conflict Resolution

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

•	We will follow the recommendation of a retained outside, independent proxy voting service.
•	If we are able to disclose the conflict to the Client, we may do so and obtain the Client’s consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III.	When MONY Capital Management May Not Vote Proxies

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

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IV.	Proxy Service Relationship

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V.	How to Obtain More Information

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client’s portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.

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PART C

OTHER INFORMATION

Registrant hereby incorporates herein by reference the Prospectus and Statement of Additional Information included in Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (Registration No. 2-95501).

Item 23.    Exhibits

(a)  Articles of Incorporation of MONY Series Fund, Inc. dated December 14, 1985.(1)

(b)  By-Laws of MONY Series Fund, Inc. as amended September 17, 1992.(3)

(c)  Instruments Defining Rights of Security Holders. Not applicable

(d)  Investment Advisory Contracts.

(i)  Amended Investment Advisory Agreement between MONY Life Insurance Company of America and MONY Series Fund, Inc.(5)

(ii)  Investment Sub-Advisory Agreement dated June 1, 2003 between Boston Advisers, Inc. and MONY Life Insurance Company of America.(8)

(iii)  Investment Sub-Advisory Agreement dated June 1, 2003 between MONY Capital Management, Inc. and MONY Life Insurance Company of America.(8)

(e)  Underwriting Agreements.

(i)  Underwriting Agreement dated January 1, 1991 among MONY Securities Corporation, MONY Series Fund, Inc. and MONY Life Insurance Company and on behalf of MONY Variable Account A.(8)

(ii)  Underwriting Agreement January 1, 1991 among MONY Securities Corporation, MONY Series Fund, Inc. and MONY Life Insurance Company and on behalf of MONY Variable Account L.(8)

(iii)  Underwriting Agreement dated November 1, 1990 among MONY Securities Corporation, MONY Series Fund, Inc. and MONY Life Insurance Company of America and on behalf of MONY America Variable Account A.(8)

(iv)  Underwriting Agreement dated November 1, 1990 among MONY Securities Corporation, MONY Series Fund, Inc. and MONY Life Insurance Company of America and on behalf of MONY America Variable Account L.(8)

(f)  Bonus or Profit Sharing Contracts. Not applicable

(g)  Custodian Contract between State Street Bank and Trust Company and MONY Series Fund, Inc. dated December 3, 1999.(6)

(h)(i)  Services Agreement dated April 25, 1985 between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America.(7)

(h)(ii)  Administrative Services Agreement dated December 1, 1999 between MONY Series Fund, Inc. and Enterprise Capital Management, Inc.(6)

(i)  Opinion and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton.(1)

(j)(i)  Consent of PricewaterhouseCoopers LLP, Independent Accountants.(8)

1

(j)(ii)  Representation and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton.(2)

(k)  Omitted Financial Statements. Not applicable

(l)  Capitalization Agreement between MONY Series Fund, Inc. and The Mutual Life Insurance Company of New York.(2)

(m)  Rule 12b-1 Plan. Not applicable

(n)  Rule 18f-3 Plan. Not applicable

(p)  Code of Ethics for Operation of MONY Series Fund, Inc. dated February 2, 2000.(4)

(1)  Incorporated herein by reference to pre-effective amendment no. 1 to registration statement on Form N-1A (File No. 2-95501) filed on July 12, 1985.

(2)  Incorporated herein by reference to pre-effective amendment no. 2 to registration statement on Form N-1A (File No. 2-95501) filed on July 19, 1985.

(3)  Incorporated herein by reference to post-effective amendment no. 8 to registration statement on Form N-1A (File No. 2-95501) filed on February 26, 1993.

(4)  Incorporated herein by reference to post-effective amendment no. 19 to registration statement on Form N-1A (File No. 2-95501) filed on February 25, 2000.

(5)  Incorporated herein by reference to post-effective amendment no. 14 to registration statement on Form N-1A (File No. 2-95501) filed on February 27, 1998.

(6)  Incorporated herein by reference to post-effective amendment no. 23 to registration statement on Form N-1A (File No. 2-95501) filed on April 23, 2002.

(7)  Incorporated herein by reference to initial registration statement on Form S-2 (File No. 333-112740) filed on February 12, 2004.

(8)  Filed herewith.

Item 24.    Persons Controlled by or Under Common Control With Registrant

MONY Life Insurance Company (“MONY”), a corporation organized under the laws of New York, through the Keynote Series Account, MONY Variable Account A, MONY Variable Account L and MONY Variable Account S, and MONY Life Insurance Company of America (“MONY America”), a corporation organized under the laws of Arizona, through MONY America Variable Account A, MONY America Variable Account L, and MONY America Variable Account S will own all of Registrant’s outstanding securities, except those shares of the Registrant purchased by MONY for its own account as initial capitalization for the Registrant, as described in the Registrant’s Prospectus (Shares in the Fund) and Statement of Additional Information (Control Persons). Those shares will be voted as directed by persons having interests in the respective Variable Accounts, registered as unit investment trusts under the Investment Company Act of 1940 (the “1940 Act”). Registrant might nonetheless be deemed to be controlled by such Companies by virtue of the presumption contained in Section 2(a)(9) of the 1940 Act although Registrant disclaims such control. MONY America is a wholly-owned subsidiary of MONY.

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The following is a table showing all corporations directly or indirectly controlled by or under common control with The MONY Group Inc., showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction	Percent of Voting Securities Owned	Principal Business

The MONY Group Inc.	Delaware	100% owned by The MONY Group Inc.	Insurance Holding Company

MONY Holdings, LLC	Delaware	100% owned by The MONY Group Inc.	Insurance Holding Company

MONY Life Insurance Company	New York	100% owned by The MONY Group Inc.	Insurance

The Advest Group, Inc.	Delaware	100% owned by The MONY Group Inc.	Life Insurance

Lebenthal & Co., Inc. Municipal Securities	New York	100% indirectly owned by The MONY Group Inc.	Securities

MONY Life Insurance Company of America	Arizona	100% indirectly owned by The MONY Group Inc.	Life Insurance

Sagamore Financial Corporation	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance Holding Company

Matrix Capital Markets Group, Inc.	Virginia	100% owned by The MONY Group Inc.	Business Brokerage

PCP Benefit Plans, Ltd.	New York	100% owned by The MONY Group Inc.	Insurance

MONY Series Fund, Inc.	Maryland	100% owned by The MONY Group Inc.	Mutual Funds

Enterprise Accumulation Trust	Massachusetts	100% indirectly owned by The MONY Group Inc.	Mutual Funds

U.S. Financial Life Insurance Company	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance

Financial Marketing Agency, Inc.	Ohio	99% indirectly owned by The MONY Group Inc.	Insurance Distribution

Matrix Private Equities, Inc.	Virginia	100% owned by The MONY Group Inc.	Investments

MONY International Holdings, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Holding Company

MONY Asset Management, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investments

MONY Capital Management, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investments

MONY Agricultural Investment Advisers, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Agricultural Investment

MONY Realty Capital, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Real Estate

MONY Life Insurance Company of the Americas, Ltd	Cayman Islands	100% indirectly owned by The MONY Group Inc.	Life Insurance

MONY Bank & Trust Company of the Americas, Ltd	Cayman Islands	100% indirectly owned by The MONY Group Inc.	Banking

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Name	Jurisdiction	Percent of Voting Securities Owned	Principal Business

MONY Consultoria e Corretagem de Seguros Ltda.	Brazil	100% indirectly owned by The MONY Group Inc.	Insurance

MONY International Life Insurance Co. Seguros de Vida S.A.	Argentina	100% indirectly owned by The MONY Group Inc.	Insurance

MONY Securities	New York	100% indirectly owned by The MONY Group Inc.	Broker-Dealer

1740 Advisers, Inc.	New York	100% indirectly owned by The MONY Group Inc.	Investments

MONY Assets Corp.	New York	100% indirectly owned by The MONY Group Inc.	Investments

Enterprise Capital Management, Inc.	Georgia	100% indirectly owned by The MONY Group Inc.	Mutual Fund

MONY Realty Partners, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Real Estate

1740 Ventures, Inc.	New York	100% indirectly owned by The MONY Group Inc.	Investments

MONY Brokerage, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Insurance Distributor

Trusted Investment Advisors Corp.	Minnesota	100% indirectly owned by The MONY Group Inc.	Broker-Dealer

Trusted Insurance Advisors General Agency Corp.	Minnesota	100% indirectly owned by The MONY Group Inc.	Insurance Agency

Trusted Securities Advisors Corp.	Minnesota	100% indirectly owned by The MONY Group Inc.	Broker-Dealer

MONY Benefits Management Corp.	Delaware	100% indirectly owned by The MONY Group Inc.	Benefits Manager

Enterprise Fund Distributors, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Mutual Fund Distributors

Trusted Advisors Insurance Agency, Inc.	Massachusetts	100% indirectly owned by The MONY Group Inc.	Insurance

MONY Benefits Service Corp.	Delaware	100% indirectly owned by The MONY Group Inc.	Plan Administration

MBI Insurance Agency of Alabama, Inc.	Alabama	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

MBI Insurance Agency of Ohio, Inc.	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

MBI Insurance Agency of Massachusetts, Inc.	Massachusetts	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

MBI Insurance Agency of Texas, Inc.	Texas	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

MBI Insurance Agency of New Mexico, Inc.	New Mexico	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

MBI Insurance Agency of Washington, Inc.	Washington	100% indirectly owned by The MONY Group Inc.	Insurance Distribution

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Item 25.    Indemnification

Article VII, paragraph (4) of Registrant’s Articles of Incorporation provides that:

The Corporation shall have the power and authority to indemnify its directors, officers and employees to the fullest extent permitted by law. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VIII of the Registrant’s By-Laws provides that:

Each officer, director, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940, as amended. Nothing in the By-Laws protects or purports to protect any director, officer, employee, or agent of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V of the Investment Advisory Agreement between Registrant and MONY America provides that:

The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

(a) Directors and Officers of MONY

MONY is managed by its Board of Directors. The directors of MONY (including their principal occupations) and the principal officers of MONY (including their positions and offices, as well as their principal occupations during the past two fiscal years and their affiliations with MONY’s subsidiaries) at January 1, 2004 are as follows:

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DIRECTORS

Tom H. Barrett, Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

David L. Call, Donald P. Lynch Dean Emeritus, Dean, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

G. Robert Durham, Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Fla. and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

Margaret M. Foran, Vice President and Secretary, Pfizer, Inc., New York, NY.

Robert Holland, Jr., President and Chief Executive Officer, WorkPlace Integrators, Bingham Farms, Michigan.

James L. Johnson, Chairman Emeritus, GTE Corporation, Stamford, Connecticut 06904.

Frederick W. Kanner, Partner, Dewey Ballantine LLP, New York, NY.

Robert R. Kiley, President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

Jane C. Pfeiffer, Management Consultant, Greenwich, Ct.

Thomas C. Theobald, Managing Director, William Blair Capital Partnership, L.L.C., Chicago, Illinois.

David M. Thomas, Chairman and Chief Executive Officer of IMS Health, Fairfield, CT.

OFFICER-DIRECTORS

Michael I. Roth, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

Samuel J. Foti, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., MONY Bank & Trust Company of the Americas, Ltd.; Director, MONY Brokerage, Inc.,

Kenneth M. Levine, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director, Chairman and Chief Executive Officer, 1740 Ventures, Inc., MONY Realty Partners, Inc.; Director and President, MONY Funding, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc.

The business and other connections of MONY’s officers are listed on schedules A and D of Form ADV for MONY as filed with the Commission on December 20, 1977 and as amended, the text of which is hereby incorporated by reference. The business address for all directors and officers of MONY is 1740 Broadway, New York, N.Y. 10019.

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(b)  Directors and Officers of MONY America

MONY America has entered into a Services Agreement with MONY, the successor to The Mutual Life Insurance Company of New York. MONY will provide MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the Fund.

Name	Position

Michael I. Roth	Chairman, Chief Executive Officer and Director

Samuel J. Foti	President, Chief Operating Officer and Director

Kenneth M. Levine	Executive Vice President, Chief Investment Officer and Director

Richard Daddario	Executive Vice President, Chief Financial Officer and Director

Michael Slipowitz	Vice President, Actuary and Director

Margaret G. Gale	Vice President and Director

Steven G. Orluck	Vice President and Director

Evelyn L. Peos	Vice President and Director

Jay M. Cohen	Vice President-Chief Compliance Officer and Director

Richard E. Connors	Vice President and Director

Larry Cohen	Vice President, Controller and Chief Accounting Officer

Sam Chiodo	Vice President and Director

William D. Goodwin	Vice President

David S. Waldman	Secretary

David V. Weigel	Treasurer

The business and other connections of MONY America’s officers are listed in MONY America Variable Account A (Registration No. 333-72632) ordered effective January 22, 2002 as it may be amended from time to time and as currently on file with the Commission, text of which is hereby incorporated by reference.

The business address for all the directors and officers of MONY America is 1740 Broadway, New York, New York 10019.

Item 27.    Principal Underwriters

MONY Securities Corporation (“MSC”) is the principal underwriter of the Fund and also acts as principal underwriter of the Contracts. Neither MONY nor any other person receives commissions or other compensation in connection with distribution of the Fund’s shares, although they may receive such commissions in connection with underwriting of the Contracts.

Set forth below is certain information regarding the directors and officers of MONY Securities Corporation (“MSC”), the principal underwriter for the Fund. The principal business address of the persons named below is 1740 Broadway, New York, New York 10019.

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Steven G. Orluck	Director and Chairman of the Board	n/a

Phillip P. D’Ambrisi	Director, President and Chief Executive Officer	n/a

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Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Charles P. Leone	Director, Senior Vice President and Chief Compliance Officer	n/a

John M. Purcell	Senior Vice President — Marketing	n/a

Tara Eirich	Senior Vice President — Operations	n/a

John C. Norton	Senior Vice President — Compliance	Vice President — Compliance

Timothy Looney	Senior Vice President — Financial Principal	n/a

Christopher Adirente	Vice President — Marketing	n/a

Maria Dunn	Vice President — Operations	n/a

James Gould	Vice President	n/a

Jeffrey Harrison	Vice President — Financial Planning	n/a

Robert L. Sansone	Vice President	n/a

Steve Saperstein	Vice President — Marketing	n/a

Tamara L. Bronson	Treasurer	n/a

Arthur D. Woods	Secretary	n/a

Item 28.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019, Enterprise Capital Management, Inc. Suite 450, 3343 Peachtree Road, Atlanta, Georgia 30326, or the Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, No. Quincy, Massachusetts 02171.

Item 29.    Management Services

Not applicable.

Item 30.    Undertakings

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2004 and Fund hereby certifies that the requirements of Rule 485(b) have been met.

MONY SERIES FUND, INC.

/s/    KENNETH M. LEVINE

By

Kenneth M. Levine, Chairman

of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2004.

Signature	Title

/s/ KENNETH M. LEVINE Kenneth M. Levine	Director, Chairman of the Board and President (Principal Executive Officer)

/s/ JOEL DAVIS Joel Davis	Director

/s/ MICHAEL J. DRABB Michael J. Drabb	Director

/s/ ALAN J. HARTNICK Alan J. Hartnick	Director

/s/ FLOYD L. SMITH Floyd L. Smith	Director

EXHIBIT INDEX

Exhibit No.

(d)(ii)	Investment Sub-Advisory Agreement between Boston Advisors, Inc. and MONY Life Insurance Company of America

(d)(iii)	Investment Sub-Advisory Agreement between MONY Capital Management, Inc. and MONY Life Insurance Company of America

(e)(i)	Underwriting Agreement on behalf of MONY Variable Account A

(e)(ii)	Underwriting Agreement on behalf of MONY Variable Account L

(e)(iii)	Underwriting Agreement on behalf of MONY America Variable Account A

(e)(iv)	Underwriting Agreement on behalf of MONY America Variable Account L

(j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Accountants

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